Exhibit 10.1

September 7, 2018

Super Micro Computer, Inc.
980 Rock Avenue
San Jose, California 95131
Attention: Kevin Bauer

Re: Extension Letter

Ladies and Gentlemen:

This letter refers to that certain Loan and Security Agreement dated as of April 19, 2018 (as amended, restated, amended or restated, extended, supplemented, or otherwise modified from time to time, the “Loan Agreement”; each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement), by and among SUPER MICRO COMPUTER, INC., a Delaware corporation (“SMCI”; together with any other party joined thereto after the U.S. Closing date as a “U.S. Borrower”, individually, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), upon the Dutch Closing Date (as defined in the Loan Agreement), which has not yet occurred as of the date hereof, SUPER MICRO COMPUTER B.V., a private limited liability company formed under the laws of the Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce under number 17102792 (“SMCI BV”, together with any other party joined thereto after the Dutch Closing Date as a “Dutch Borrower”, individually, each a “Dutch Borrower” and collectively, the “Dutch Borrowers”, and together with the U.S. Borrowers, individually, a “Borrower” and collectively, the “Borrowers”), the financial institutions party to the Loan Agreement from time to time as Lenders and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Agent”).

Pursuant to Sections 10.1.2(a), (d) and (e) of the Loan Agreement, the Borrowers are required to deliver their Fiscal Year ending June 30, 2018 audited financial statements (the “2018 Financial Statements”), the corresponding Compliance Certificate (the “2018 Compliance Certificate”) and copies of all management letters and other material reports submitted to Borrowers by its accountants in connection with such financial statements (the “2018 Material Letters and Reports”), respectively, within 90 days after the close of the Fiscal Year ending June 30, 2018 (such delivery being no later than September 30, 2018).

Borrowers have requested that Agent and Lenders permit an extension for delivery of the Borrowers’ 2018 Financial Statements, 2018 Compliance Certificate and 2018 Material Letters and Reports to January 31, 2019 and Agent and Lenders party hereto are amendable to such extension. Therefore, Agent and Lenders party hereto hereby extend the delivery date of the Borrowers’ 2018 Financial Statements, 2018 Compliance Certificate and 2018 Material Letters and Reports otherwise due under Sections 10.1.2(a), (d) and (e) of the Loan Agreement to January 31, 2019 (the “Extension Date”). This extension does not entitle Borrowers to any further extensions for the delivery of the 2018 Financial Statements, 2018 Compliance Certificate and 2018 Material Letters and Reports beyond the Extension Date without such additional extension being given in writing by Agent and Required Lenders. The willingness of Agent and the Lenders party hereto to extend the due date as set forth above does not obligate Agent or Lenders to or suggest that Agent or Lenders will make any additional extensions of any of the obligations of the Borrowers under Section 10.1.2 of the Loan Agreement or otherwise. Failure by Borrowers to deliver the 2018 Financial Statements, 2018 Compliance Certificate and 2018 Material Letters and Reports by the Extension Date shall be an Event of Default.

On the date hereof, after giving effect to this letter agreement, the representations and warranties of the Borrowers in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

As consideration for this extension, Borrowers hereby agree to pay to each Lender executing this letter agreement and returning its signature page to Agent by no later than 5:00 pm Pacific Time on September 7, 2018, an extension fee equal to five (5) basis points of such consenting Lender’s U.S. Revolver Commitment as in effect on the date hereof (the “Extension Fee”). The Borrowers hereby agree that the Extension Fee is non-refundable and fully earned as of the date hereof, and is due and payable upon the date of this letter agreement.

This letter agreement is a Loan Document. Except as specifically modified hereby, the terms and provisions of the Loan Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect. All references to the Loan Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Loan Agreement and the other Loan Documents will be deemed to refer to the Loan Agreement and the other Loan Documents as respectively modified hereby. Any breach of the terms and conditions of this letter agreement will constitute an Event of Default under the Loan Agreement.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

[Signature Page Follows]

Very truly yours,

BANK OF AMERICA, N.A.,
as Agent and Lender

By: /s/ CARLOS GIL
Name: Carlos Gil
Title: Senior Vice President

EXTENSION LETTER - SMCI
SIGNATURE PAGE

Agreed and Accepted:

ING CAPITAL LLC,
as a Lender

By: /s/ JEAN GRASSO
Name: Jean Grasso
Title: Managing Director

By: /s/ JEFF CHU
Name: Jeff Chu
Title: Vice President

EXTENSION LETTER - SMCI
SIGNATURE PAGE

EAST WEST BANK,
as a Lender

By: /s/ NIMA RASSOULI
Name: Nima Rassouli
Title: Vice President

EXTENSION LETTER - SMCI
SIGNATURE PAGE

MB FINANCIAL BANK, N.A.,
as a Lender

By: /s/ BRIAN ROMAN
Name: Brian Roman
Title: Vice President

EXTENSION LETTER - SMCI
SIGNATURE PAGE

CTBC BANK CORP. (USA),
as a Lender

By: /s/ MINGDAO LI
Name: Mingdao Li
Title: SVP & Regional Head

EXTENSION LETTER - SMCI
SIGNATURE PAGE

Agreed and Accepted:

SUPER MICRO COMPUTER, INC.,
a Delaware corporation, as U.S. Borrower

By: /s/ KEVIN BAUER
Name: Kevin Bauer
Title: CFO

EXTENSION LETTER - SMCI
SIGNATURE PAGE